Prepaid expenses and other current assets	12 Months Ended
Dec. 31, 2021
Prepaid Expense and Other Assets [Abstract]
Prepaid expenses and other current assets	Prepaid expenses and other current assets
Prepaid expenses and other current assets consist of the following at year end:

	2021	2020
Prepaid taxes (i)	$81,083	$48,781
Prepaid expenses	26,052	30,175
Promotion items and related advances	10,935	20,701
Others	1,205	812
	$119,275	$100,469

(i) During 2021, Brazilian Supreme Court made its final decision about the unconstitutional inclusion of ICMS state tax in the taxable basis of PIS/COFINS federal tax. As a consequence, the Company was able to recover taxes amounting to $18,457. This recovery was recorded within Other Operating income (expenses), net. As of December 31, 2021 Prepaid taxes includes $8,805 related to this matter.